UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ATHENE HOLDING LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IMPORTANT ANNUAL MEETING INFORMATION 000004
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Vote by Internet
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Shareholder Meeting Notice
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Important Notice Regarding the Availability of Proxy Materials for the Athene Holding Ltd. 2018 Annual General Meeting to be Held on June 6, 2018
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2018 annual general meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2018 proxy statement, proxy card and annual report are available at:
www.investorvote.com/ATH
Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares. Step 1: Go to www.investorvote.com/ATH
Step 2: Follow the instructions on the screen to log in.
Step 3: Click on the icon on the right to view current meeting materials.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.
Proxies submitted by the Internet must be received by 12:00 p.m., Atlantic Daylight Time, on June 4, 2018.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 27, 2018 to facilitate timely delivery.
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2018 Annual General Meeting Notice
Athene Holding Ltd.’s (the “Company”) Annual General Meeting of Shareholders will be held on June 6, 2018 at Hamilton Princess & Beach Club, 76 Pitts Bay Road, Pembroke HM08, Bermuda at 8:00 a.m., Atlantic Daylight Time.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the election of all nominees; and FOR Proposals 6-9:
1. to elect Fehmi Zeko to serve as a Class II director of the Company until the 2020 annual general meeting of the Company; and Marc Beilinson, Robert Borden, H. Carl McCall and Manfred Puffer to serve as Class III directors of the Company until the 2021 annual general meeting of the Company;
2. to authorize the election by the Company of James Belardi, Robert Borden, Frank L. Gillis, Gernot Lohr, Hope Taitz and William J. Wheeler to be directors of Athene Life Re Ltd. (“ALRe”) to serve until the 2019 annual general meeting of the Company or such other period of time as permitted by ALRe’s constituent documents;
3. to authorize the election by the Company of Natasha S. Courcy, Frank L. Gillis and William J. Wheeler to be directors of Athene Bermuda Employee Company Ltd. (“ABEC”) to serve until the 2019 annual general meeting of the Company or such other period of time as permitted by ABEC’s constituent documents;
4. to authorize the election by the Company of Natasha S. Courcy, Frank L. Gillis and William J. Wheeler to be directors of Athene IP Holding Ltd. (“AIPH”) to serve until the 2019 annual general meeting of the Company or such other period of time as permitted by AIPH’s constituent documents;
5. to authorize the election by the Company of Natasha S. Courcy and William J. Wheeler to be directors of Athene IP Development Ltd. (“AIPD”) to serve until the 2019 annual general meeting of the Company or such other period of time as permitted by AIPD’s constituent documents;
6. to appoint PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, as the Company’s independent auditor to serve until the close of the Company’s next annual general meeting in 2019;
7. to refer the determination of the remuneration of PwC to the Audit Committee of the Board of Directors of the Company;
8. to vote on a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers (“say on pay”); and
9. to approve an amendment to the Bye-laws of the Company relating to the voting rights of holders of Class B common shares and certain other provisions.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
Directions to the Athene Holding Ltd. 2018 Annual General Meeting
From L.F. Wade International Airport:
Take airport exit onto the Causeway and travel 0.4 miles Continue onto Blue Hole Hill and travel 0.3 miles Take second exit at roundabout onto North Shore Road Continue on North Shore Road for 3.5 miles
Merge left onto Middle Road and travel 3.1 miles, at which point Middle Road becomes Cavendish Road Continue onto Cavendish Road 0.5 miles Turn left onto King Street and travel 0.1 miles Turn right onto Front Street and travel 0.5 miles, at which point the street name becomes Pitts Bay Road Continue onto Pitts Bay Road for 0.25 miles and the hotel will be on your left
Here’s how to order a copy of the proxy materials:
Paper copies: Paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.investorvote.com/ATH. Follow the instructions to log in and order a copy of the current meeting materials. Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials Athene” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 27, 2018.
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